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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 1, 2003
                               (OCTOBER 1, 2003)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                             38-2626206
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                             48034
(ADDRESS OF PRINCIPAL                                          (ZIP CODE)
EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

On October 1, 2003, Meadowbrook Insurance Group, Inc. issued a press release announcing the appointment of LaSalle Bank National Association as transfer agent. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         a.       None.

         b.       None.

         c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                  99.1     Press Release, dated October 1, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2003             MEADOWBROOK INSURANCE GROUP, INC.
                                   (REGISTRANT)


                                   By:  /s/ Karen M. Spaun
                                   ---------------------------------------------
                                        Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   99.1                 Press Release, dated October 1, 2003.